EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2018

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset & Wealth Management	20–22
Corporate	23

Credit-Related Information	24–27

Notes Including Non-GAAP Financial Measures and Key Performance Measures	28–29

Glossary of Terms and Acronyms (a)

(a)
Refer to the Glossary of Terms and Acronyms on pages 283–289 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”) and the Glossary of Terms and Acronyms and Line of Business Metrics on Pages 172–176 and pages 177–179, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q18 Change						2018 Change
SELECTED INCOME STATEMENT DATA	3Q18		2Q18	1Q18	4Q17	3Q17		2Q18	3Q17	2018		2017		2017
Reported Basis
Total net revenue	$27,260		$27,753	$27,907	$24,457	$25,578		(2)%	7%	$82,920		$76,248		9%
Total noninterest expense	15,623		15,971	16,080	14,895	14,570		(2)	7	47,674		44,620		7
Pre-provision profit	11,637		11,782	11,827	9,562	11,008		(1)	6	35,246		31,628		11
Provision for credit losses	948		1,210	1,165	1,308	1,452		(22)	(35)	3,323		3,982		(17)
NET INCOME	8,380		8,316	8,712	4,232	6,732		1	24	25,408		20,209		26

Managed Basis (a)
Total net revenue	27,822		28,388	28,520	25,754	26,452		(2)	5	84,730		78,968		7
Total noninterest expense	15,623		15,971	16,080	14,895	14,570		(2)	7	47,674		44,620		7
Pre-provision profit	12,199		12,417	12,440	10,859	11,882		(2)	3	37,056		34,348		8
Provision for credit losses	948		1,210	1,165	1,308	1,452		(22)	(35)	3,323		3,982		(17)
NET INCOME	8,380		8,316	8,712	4,232	6,732		1	24	25,408		20,209		26

EARNINGS PER SHARE DATA
Net income: Basic	$2.35		$2.31	$2.38	$1.08	$1.77		2	33	$7.04		$5.26		34
Diluted	2.34		2.29	2.37	1.07	1.76		2	33	7.00		5.22		34
Average shares: Basic	3,376.1		3,415.2	3,458.3	3,489.7	3,534.7		(1)	(4)	3,416.5		3,570.9		(4)
Diluted	3,394.3		3,434.7	3,479.5	3,512.2	3,559.6		(1)	(5)	3,436.2		3,597.0		(4)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$375,239		$350,204	$374,423	$366,301	$331,393		7	13	$375,239		$331,393		13
Common shares at period-end	3,325.4		3,360.9	3,404.8	3,425.3	3,469.7		(1)	(4)	3,325.4		3,469.7		(4)
Closing share price (b)	$112.84		$104.20	$109.97	$106.94	$95.51		8	18	$112.84		$95.51		18
Book value per share	69.52		68.85	67.59	67.04	66.95		1	4	69.52		66.95		4
Tangible book value per share (“TBVPS”) (c)	55.68		55.14	54.05	53.56	54.03		1	3	55.68		54.03		3
Cash dividends declared per share	0.80	(g)	0.56	0.56	0.56	0.56		43	43	1.92		1.56		23

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	14%		14%	15%	7%	11%				14%		11%
Return on tangible common equity (“ROTCE”) (c)	17		17	19	8	13				18		14
Return on assets	1.28		1.28	1.37	0.66	1.04				1.31		1.06

CAPITAL RATIOS
Common equity Tier 1 (“CET1”) capital ratio (e)	12.0%	(h)	12.0%	11.8%	12.2%	12.5%	(i)			12.0%	(h)	12.5%	(i)
Tier 1 capital ratio (e)	13.6	(h)	13.6	13.5	13.9	14.1	(i)			13.6	(h)	14.1	(i)
Total capital ratio (e)	15.4	(h)	15.5	15.3	15.9	16.1				15.4	(h)	16.1
Tier 1 leverage ratio (e)	8.3	(h)	8.2	8.2	8.3	8.4				8.3	(h)	8.4
Supplementary leverage ratio (“SLR”) (f)	6.5%	(h)	6.5	6.5	6.5	6.6				6.5	(h)	6.6

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for further discussion.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Based on the closing price reported by the New York Stock Exchange.

(c)
TBVPS and ROTCE are non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, see page 9. For further discussion of these measures, see pages 28–29.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
Ratios presented are calculated under the Basel III Transitional capital rules and for the capital ratios represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(f)
Effective January 1, 2018, the SLR was fully phased-in under Basel III. The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Ratios prior to March 31, 2018 were calculated under the Basel III Transitional rules.

(g)	On September 18, 2018, the Board of Directors increased the quarterly common stock dividend from $0.56 to $0.80 per share.

(h)	Estimated.

(i)	The prior period ratios have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,615,183	$2,590,050	$2,609,785	$2,533,600	$2,563,074	1%	2%	$2,615,183	$2,563,074	2%
Loans:
Consumer, excluding credit card loans	376,062	374,697	373,395	372,681	369,601	—	2	376,062	369,601	2
Credit card loans	147,881	145,255	140,414	149,511	141,313	2	5	147,881	141,313	5
Wholesale loans	430,375	428,462	420,615	408,505	402,847	—	7	430,375	402,847	7
Total Loans	954,318	948,414	934,424	930,697	913,761	1	4	954,318	913,761	4
Core loans (a)	899,006	889,433	870,536	863,683	843,432	1	7	899,006	843,432	7
Core loans (average) (a)	894,279	877,640	861,089	850,166	837,522	2	7	877,774	822,611	7

Deposits:
U.S. offices:
Noninterest-bearing	374,603	385,741	397,856	393,645	390,863	(3)	(4)	374,603	390,863	(4)
Interest-bearing	814,988	819,454	825,223	793,618	783,233	(1)	4	814,988	783,233	4
Non-U.S. offices:
Noninterest-bearing	19,127	16,602	17,019	15,576	17,907	15	7	19,127	17,907	7
Interest-bearing	250,044	230,325	246,863	241,143	247,024	9	1	250,044	247,024	1
Total deposits	1,458,762	1,452,122	1,486,961	1,443,982	1,439,027	—	1	1,458,762	1,439,027	1

Long-term debt	270,124	273,114	274,449	284,080	288,582	(1)	(6)	270,124	288,582	(6)
Common stockholders’ equity	231,192	231,390	230,133	229,625	232,314	—	—	231,192	232,314	—
Total stockholders’ equity	258,956	257,458	256,201	255,693	258,382	1	—	258,956	258,382	—

Loans-to-deposits ratio	65%	65%	63%	64%	63%			65%	63%

Headcount	255,313	252,942	253,707	252,539	251,503	1	2	255,313	251,503	2

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$35	$35	$43	$34	$30	—	17

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$13,290	$12,497	$12,597	$12,070	$12,033	6	10	$38,384	$34,415	12
Corporate & Investment Bank	8,805	9,923	10,483	7,518	8,615	(11)	2	29,211	27,139	8
Commercial Banking	2,271	2,316	2,166	2,353	2,146	(2)	6	6,753	6,252	8
Asset & Wealth Management	3,559	3,572	3,506	3,638	3,472	—	3	10,637	10,197	4
Corporate	(103)	80	(232)	175	186	NM	NM	(255)	965	NM
TOTAL NET REVENUE	$27,822	$28,388	$28,520	$25,754	$26,452	(2)	5	$84,730	$78,968	7

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$4,086	$3,412	$3,326	$2,631	$2,553	20	60	$10,824	$6,764	60
Corporate & Investment Bank	2,626	3,198	3,974	2,316	2,546	(18)	3	9,798	8,497	15
Commercial Banking	1,089	1,087	1,025	957	881	—	24	3,201	2,582	24
Asset & Wealth Management	724	755	770	654	674	(4)	7	2,249	1,683	34
Corporate	(145)	(136)	(383)	(2,326)	78	(7)	NM	(664)	683	NM
NET INCOME	$8,380	$8,316	$8,712	$4,232	$6,732	1	24	$25,408	$20,209	26

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for further discussion.

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see pages 28–29.

(b)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q18 Change				2018 Change
REVENUE	3Q18	2Q18	1Q18	4Q17		3Q17	2Q18	3Q17	2018	2017	2017
Investment banking fees	$1,832	$2,168	$1,736	$1,818		$1,868	(15)%	(2)%	$5,736	$5,594	3%
Principal transactions	2,964	3,782	3,952	1,907		2,721	(22)	9	10,698	9,440	13
Lending- and deposit-related fees	1,542	1,495	1,477	1,506		1,497	3	3	4,514	4,427	2
Asset management, administration and commissions	4,310	4,304	4,309	4,291		4,072	—	6	12,923	11,996	8
Investment securities gains/(losses)	(46)	(80)	(245)	(28)		(1)	43	NM	(371)	(38)	NM
Mortgage fees and related income	262	324	465	377		429	(19)	(39)	1,051	1,239	(15)
Card income	1,328	1,020	1,275	1,110		1,242	30	7	3,623	3,323	9
Other income	1,160	1,255	1,626	449		952	(8)	22	4,041	3,197	26
Noninterest revenue	13,352	14,268	14,595	11,430		12,780	(6)	4	42,215	39,178	8
Interest income	19,840	18,869	17,695	16,993		16,687	5	19	56,404	47,379	19
Interest expense	5,932	5,384	4,383	3,966		3,889	10	53	15,699	10,309	52
Net interest income	13,908	13,485	13,312	13,027		12,798	3	9	40,705	37,070	10
TOTAL NET REVENUE	27,260	27,753	27,907	24,457		25,578	(2)	7	82,920	76,248	9

Provision for credit losses	948	1,210	1,165	1,308		1,452	(22)	(35)	3,323	3,982	(17)

NONINTEREST EXPENSE
Compensation expense	8,108	8,338	8,862	7,498		7,697	(3)	5	25,308	23,710	7
Occupancy expense	1,014	981	888	920		930	3	9	2,883	2,803	3
Technology, communications and equipment expense	2,219	2,168	2,054	2,038		1,972	2	13	6,441	5,677	13
Professional and outside services	2,086	2,126	2,121	2,244		1,955	(2)	7	6,333	5,646	12
Marketing	798	798	800	721		710	—	12	2,396	2,179	10
Other expense (a)	1,398	1,560	1,355	1,474		1,306	(10)	7	4,313	4,605	(6)
TOTAL NONINTEREST EXPENSE	15,623	15,971	16,080	14,895		14,570	(2)	7	47,674	44,620	7
Income before income tax expense	10,689	10,572	10,662	8,254		9,556	1	12	31,923	27,646	15
Income tax expense	2,309	2,256	1,950	4,022	(d)	2,824	2	(18)	6,515	7,437	(12)
NET INCOME	$8,380	$8,316	$8,712	$4,232		$6,732	1	24	$25,408	$20,209	26

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$2.35	$2.31	$2.38	$1.08		$1.77	2	33	$7.04	$5.26	34
Diluted earnings per share	2.34	2.29	2.37	1.07		1.76	2	33	7.00	5.22	34

FINANCIAL RATIOS
Return on common equity (b)	14%	14%	15%	7%		11%			14%	11%
Return on tangible common equity (b)(c)	17	17	19	8		13			18	14
Return on assets (b)	1.28	1.28	1.37	0.66		1.04			1.31	1.06
Effective income tax rate	21.6	21.3	18.3	48.7	(d)	29.6			20.4	26.9
Overhead ratio	57	58	58	61		57			57	59

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for further discussion.

(a)
Included Firmwide legal expense/(benefit) of $20 million, $0 million, $70 million, $(207) million and $(107) million for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively; and $90 million and $172 million for the nine months ended September 30, 2018 and 2017, respectively.

(b)	Quarterly ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE, see pages 28–29.

(d)	The three months ended December 31, 2017 results include a $1.9 billion tax expense as a result of the estimated impact of the enactment of the Tax Cuts & Jobs Act (“TCJA”).

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
							Sep 30, 2018
							Change
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2018		2018	2018	2017	2017	2018	2017
ASSETS
Cash and due from banks	$23,225		$23,680	$24,834	$25,898	$22,064	(2)%	5%
Deposits with banks	395,872		381,500	389,978	405,406	437,092	4	(9)
Federal funds sold and securities purchased under
resale agreements	217,632		226,505	247,608	198,422	185,454	(4)	17
Securities borrowed	122,434		108,246	116,132	105,112	101,680	13	20
Trading assets:
Debt and equity instruments	359,765		360,289	355,368	325,321	362,158	—	(1)
Derivative receivables	60,062		58,510	56,914	56,523	58,260	3	3
Investment securities	231,398		233,015	238,188	249,958	263,288	(1)	(12)
Loans	954,318		948,414	934,424	930,697	913,761	1	4
Less: Allowance for loan losses	13,128		13,250	13,375	13,604	13,539	(1)	(3)
Loans, net of allowance for loan losses	941,190		935,164	921,049	917,093	900,222	1	5
Accrued interest and accounts receivable	78,792		75,669	72,659	67,729	61,757	4	28
Premises and equipment	14,180		14,132	14,382	14,159	14,218	—	—
Goodwill, MSRs and other intangible assets	54,697		54,535	54,533	54,392	53,855	—	2
Other assets	115,936		118,805	118,140	113,587	103,026	(2)	13
TOTAL ASSETS	$2,615,183		$2,590,050	$2,609,785	$2,533,600	$2,563,074	1	2

LIABILITIES
Deposits	$1,458,762		$1,452,122	$1,486,961	$1,443,982	$1,439,027	—	1
Federal funds purchased and securities loaned or sold
under repurchase agreements	181,608		175,293	179,091	158,916	169,393	4	7
Short-term borrowings	64,635		63,918	62,667	51,802	53,967	1	20
Trading liabilities:
Debt and equity instruments	109,457		107,327	99,588	85,886	89,089	2	23
Derivative payables	41,693		42,511	36,949	37,777	39,446	(2)	6
Accounts payable and other liabilities	209,707		196,984	192,295	189,383	196,764	6	7
Beneficial interests issued by consolidated VIEs	20,241		21,323	21,584	26,081	28,424	(5)	(29)
Long-term debt	270,124		273,114	274,449	284,080	288,582	(1)	(6)
TOTAL LIABILITIES	2,356,227		2,332,592	2,353,584	2,277,907	2,304,692	1	2

STOCKHOLDERS’ EQUITY
Preferred stock	27,764	(a)	26,068	26,068	26,068	26,068	7	7
Common stock	4,105		4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	89,333		89,392	89,211	90,579	90,697	—	(2)
Retained earnings	195,180		189,881	183,855	177,676	175,827	3	11
Accumulated other comprehensive income/(loss)	(2,425)		(1,138)	(1,063)	(119)	(309)	(113)	NM
Shares held in RSU Trust, at cost	(21)		(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(54,980)		(50,829)	(45,954)	(42,595)	(37,985)	(8)	(45)
TOTAL STOCKHOLDERS’ EQUITY	258,956		257,458	256,201	255,693	258,382	1	—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,615,183		$2,590,050	$2,609,785	$2,533,600	$2,563,074	1	2

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for further discussion.

(a)	Includes $1.7 billion to be redeemed on October 30, 2018 as previously announced on September 17, 2018.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
AVERAGE BALANCES	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
ASSETS
Deposits with banks	$408,595	$425,942	$423,807	$438,740	$456,673	(4)%	(11)%	$419,392	$439,974	(5)%
Federal funds sold and securities purchased under
resale agreements	208,439	205,001	198,362	188,545	188,594	2	11	203,969	192,922	6
Securities borrowed	117,057	112,464	109,733	100,120	95,597	4	22	113,112	93,708	21
Trading assets - debt instruments	258,027	256,526	256,040	247,063	240,876	1	7	256,872	233,884	10
Investment securities	229,987	232,007	239,754	253,767	261,117	(1)	(12)	233,881	273,703	(15)
Loans	951,724	939,675	926,548	918,806	909,580	1	5	939,408	902,216	4
All other interest-earning assets (a)	46,429	50,662	49,169	42,666	41,737	(8)	11	48,743	41,113	19
Total interest-earning assets	2,220,258	2,222,277	2,203,413	2,189,707	2,194,174	—	1	2,215,377	2,177,520	2
Trading assets - equity instruments	102,962	112,142	107,688	102,874	119,463	(8)	(14)	107,580	120,307	(11)
Trading assets - derivative receivables	62,075	60,978	60,492	58,890	59,839	2	4	61,188	59,824	2
All other noninterest-earning assets	214,326	217,572	214,450	210,684	195,755	(1)	9	215,449	196,358	10
TOTAL ASSETS	$2,599,621	$2,612,969	$2,586,043	$2,562,155	$2,569,231	(1)	1	$2,599,594	$2,554,009	2
LIABILITIES
Interest-bearing deposits	$1,057,262	$1,059,357	$1,046,521	$1,030,660	$1,029,534	—	3	$1,054,419	$1,007,345	5
Federal funds purchased and securities loaned or
sold under repurchase agreements	184,377	192,136	196,112	181,898	181,851	(4)	1	190,832	189,236	1
Short-term borrowings (b)	61,042	62,339	57,603	53,236	52,958	(2)	15	60,341	44,273	36
Trading liabilities - debt and other interest-bearing liabilities (c)	177,091	180,879	171,488	168,440	168,738	(2)	5	176,507	172,949	2
Beneficial interests issued by consolidated VIEs	19,921	20,906	23,561	27,295	29,832	(5)	(33)	21,449	34,197	(37)
Long-term debt	275,979	275,645	279,005	283,301	294,626	—	(6)	276,865	294,248	(6)
Total interest-bearing liabilities	1,775,672	1,791,262	1,774,290	1,744,830	1,757,539	(1)	1	1,780,413	1,742,248	2
Noninterest-bearing deposits	395,600	401,138	399,487	405,531	401,489	(1)	(1)	398,728	403,704	(1)
Trading liabilities - equity instruments	36,309	34,593	28,631	22,747	20,905	5	74	33,206	20,441	62
Trading liabilities - derivative payables	44,810	42,168	41,745	38,845	44,627	6	—	42,919	45,900	(6)
All other noninterest-bearing liabilities	90,539	88,839	88,207	91,987	86,742	2	4	89,203	85,711	4
TOTAL LIABILITIES	2,342,930	2,358,000	2,332,360	2,303,940	2,311,302	(1)	1	2,344,469	2,298,004	2
Preferred stock	26,252	26,068	26,068	26,642	26,068	1	1	26,130	26,068	—
Common stockholders’ equity	230,439	228,901	227,615	231,573	231,861	1	(1)	228,995	229,937	—
TOTAL STOCKHOLDERS’ EQUITY	256,691	254,969	253,683	258,215	257,929	1	—	255,125	256,005	—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,599,621	$2,612,969	$2,586,043	$2,562,155	$2,569,231	(1)	1	$2,599,594	$2,554,009	2

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	1.54%	1.45%	1.26%	1.12%	1.09%			1.42%	0.91%
Federal funds sold and securities purchased under
resale agreements	1.81	1.58	1.49	1.37	1.31			1.63	1.16
Securities borrowed	0.68	0.53	0.23	0.11	—			0.49	(0.09) (f)
Trading assets - debt instruments	3.34	3.33	3.35	3.25	3.25			3.34	3.25
Investment securities	3.26	3.24	3.08	3.15	3.10			3.20	3.07
Loans	5.11	4.99	4.87	4.67	4.62			4.99	4.52
All other interest-earning assets (a)	8.07	6.72	5.61	5.11	4.96			6.79	4.21
Total interest-earning assets	3.57	3.43	3.29	3.14	3.07			3.43	2.97

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.61	0.51	0.41	0.35	0.32			0.51	0.26
Federal funds purchased and securities loaned or
sold under repurchase agreements	1.78	1.58	1.20	1.05	0.98			1.52	0.80
Short-term borrowings (b)	1.87	1.67	1.47	1.21	1.12			1.68	0.96
Trading liabilities - debt and other interest-bearing liabilities (c)	2.28	2.00	1.56	1.37	1.34			1.95	1.15
Beneficial interests issued by consolidated VIEs	2.41	2.33	2.11	1.71	1.62			2.28	1.51
Long-term debt	2.96	2.91	2.55	2.41	2.37			2.81	2.29
Total interest-bearing liabilities	1.33	1.21	1.00	0.90	0.88			1.18	0.79

INTEREST RATE SPREAD	2.24%	2.22%	2.29%	2.24%	2.19%			2.25%	2.18%
NET YIELD ON INTEREST-EARNING ASSETS	2.51%	2.46%	2.48%	2.42%	2.37%			2.49%	2.34%
Memo: Net yield on interest-earning assets excluding CIB Markets (e)	3.30%	3.21%	3.13%	2.97%	2.90%			3.21%	2.81%

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for further discussion.

(a)
Includes held-for-investment margin loans, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.

(b)	Includes commercial paper.

(c)	Other interest-bearing liabilities include brokerage customer payables.

(d)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(e)	Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. For further discussion on net yield on interest-earning assets excluding CIB Markets, refer to page 28.

(f)
Negative yield is related to client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities – debt and other interest-bearing liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on pages 28–29.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
OTHER INCOME
Other income - reported	$1,160	$1,255	$1,626	$449	$952	(8)%	22%	$4,041	$3,197	26%
Fully taxable-equivalent adjustments (a)	408	474	455	971	555	(14)	(26)	1,337	1,733	(23)
Other income - managed	$1,568	$1,729	$2,081	$1,420	$1,507	(9)	4	$5,378	$4,930	9

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$13,352	$14,268	$14,595	$11,430	$12,780	(6)	4	$42,215	$39,178	8
Fully taxable-equivalent adjustments (a)	408	474	455	971	555	(14)	(26)	1,337	1,733	(23)
Total noninterest revenue - managed	$13,760	$14,742	$15,050	$12,401	$13,335	(7)	3	$43,552	$40,911	6

NET INTEREST INCOME
Net interest income - reported	$13,908	$13,485	$13,312	$13,027	$12,798	3	9	$40,705	$37,070	10
Fully taxable-equivalent adjustments (a)	154	161	158	326	319	(4)	(52)	473	987	(52)
Net interest income - managed	$14,062	$13,646	$13,470	$13,353	$13,117	3	7	$41,178	$38,057	8

TOTAL NET REVENUE
Total net revenue - reported	$27,260	$27,753	$27,907	$24,457	$25,578	(2)	7	$82,920	$76,248	9
Fully taxable-equivalent adjustments (a)	562	635	613	1,297	874	(11)	(36)	1,810	2,720	(33)
Total net revenue - managed	$27,822	$28,388	$28,520	$25,754	$26,452	(2)	5	$84,730	$78,968	7

PRE-PROVISION PROFIT
Pre-provision profit - reported	$11,637	$11,782	$11,827	$9,562	$11,008	(1)	6	$35,246	$31,628	11
Fully taxable-equivalent adjustments (a)	562	635	613	1,297	874	(11)	(36)	1,810	2,720	(33)
Pre-provision profit - managed	$12,199	$12,417	$12,440	$10,859	$11,882	(2)	3	$37,056	$34,348	8

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$10,689	$10,572	$10,662	$8,254	$9,556	1	12	$31,923	$27,646	15
Fully taxable-equivalent adjustments (a)	562	635	613	1,297	874	(11)	(36)	1,810	2,720	(33)
Income before income tax expense - managed	$11,251	$11,207	$11,275	$9,551	$10,430	—	8	$33,733	$30,366	11

INCOME TAX EXPENSE
Income tax expense - reported	$2,309	$2,256	$1,950	$4,022	$2,824	2	(18)	$6,515	$7,437	(12)
Fully taxable-equivalent adjustments (a)	562	635	613	1,297	874	(11)	(36)	1,810	2,720	(33)
Income tax expense - managed	$2,871	$2,891	$2,563	$5,319	$3,698	(1)	(22)	$8,325	$10,157	(18)

OVERHEAD RATIO
Overhead ratio - reported	57%	58%	58%	61%	57%			57%	59%
Overhead ratio - managed	56	56	56	58	55			56	57

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for further discussion.

(a) Predominantly recognized in the Corporate & Investment Bank (“CIB”) and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$13,290	$12,497	$12,597	$12,070	$12,033	6%	10%	$38,384	$34,415	12%
Corporate & Investment Bank	8,805	9,923	10,483	7,518	8,615	(11)	2	29,211	27,139	8
Commercial Banking	2,271	2,316	2,166	2,353	2,146	(2)	6	6,753	6,252	8
Asset & Wealth Management	3,559	3,572	3,506	3,638	3,472	—	3	10,637	10,197	4
Corporate	(103)	80	(232)	175	186	NM	NM	(255)	965	NM
TOTAL NET REVENUE	$27,822	$28,388	$28,520	$25,754	$26,452	(2)	5	$84,730	$78,968	7

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,982	$6,879	$6,909	$6,672	$6,495	1	7	$20,770	$19,390	7
Corporate & Investment Bank	5,175	5,403	5,659	4,553	4,793	(4)	8	16,237	14,854	9
Commercial Banking	853	844	844	912	800	1	7	2,541	2,415	5
Asset & Wealth Management	2,585	2,566	2,581	2,612	2,408	1	7	7,732	7,606	2
Corporate	28	279	87	146	74	(90)	(62)	394	355	11
TOTAL NONINTEREST EXPENSE	$15,623	$15,971	$16,080	$14,895	$14,570	(2)	7	$47,674	$44,620	7

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$6,308	$5,618	$5,688	$5,398	$5,538	12	14	$17,614	$15,025	17
Corporate & Investment Bank	3,630	4,520	4,824	2,965	3,822	(20)	(5)	12,974	12,285	6
Commercial Banking	1,418	1,472	1,322	1,441	1,346	(4)	5	4,212	3,837	10
Asset & Wealth Management	974	1,006	925	1,026	1,064	(3)	(8)	2,905	2,591	12
Corporate	(131)	(199)	(319)	29	112	34	NM	(649)	610	NM
PRE-PROVISION PROFIT	$12,199	$12,417	$12,440	$10,859	$11,882	(2)	3	$37,056	$34,348	8

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$980	$1,108	$1,317	$1,231	$1,517	(12)	(35)	$3,405	$4,341	(22)
Corporate & Investment Bank	(42)	58	(158)	130	(26)	NM	(62)	(142)	(175)	19
Commercial Banking	(15)	43	(5)	(62)	(47)	NM	68	23	(214)	NM
Asset & Wealth Management	23	2	15	9	8	NM	188	40	30	33
Corporate	2	(1)	(4)	—	—	NM	NM	(3)	—	NM
PROVISION FOR CREDIT LOSSES	$948	$1,210	$1,165	$1,308	$1,452	(22)	(35)	$3,323	$3,982	(17)

NET INCOME/(LOSS)
Consumer & Community Banking	$4,086	$3,412	$3,326	$2,631	$2,553	20	60	$10,824	$6,764	60
Corporate & Investment Bank	2,626	3,198	3,974	2,316	2,546	(18)	3	9,798	8,497	15
Commercial Banking	1,089	1,087	1,025	957	881	—	24	3,201	2,582	24
Asset & Wealth Management	724	755	770	654	674	(4)	7	2,249	1,683	34
Corporate	(145)	(136)	(383)	(2,326)	78	(7)	NM	(664)	683	NM
TOTAL NET INCOME	$8,380	$8,316	$8,712	$4,232	$6,732	1	24	$25,408	$20,209	26

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for further discussion.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

								Sep 30, 2018
								Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Sep 30,			2018 Change
	2018		2018	2018	2017	2017		2018	2017	2018	2017	2017
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$184,984	(f)	$184,708	$183,655	$183,300	$187,061		—%	(1)%
Tier 1 capital	210,598	(f)	210,321	209,296	208,644	212,297		—	(1)
Total capital	238,324	(f)	238,630	238,326	238,395	242,949		—	(2)
Risk-weighted assets	1,547,326	(f)	1,543,370	1,552,952	1,499,506	1,500,658	(g)	—	3
CET1 capital ratio	12.0%	(f)	12.0%	11.8%	12.2%	12.5%	(g)
Tier 1 capital ratio	13.6	(f)	13.6	13.5	13.9	14.1	(g)
Total capital ratio	15.4	(f)	15.5	15.3	15.9	16.2	(g)

Advanced Transitional
CET1 capital	$184,984	(f)	$184,708	$183,655	$183,300	$187,061		—	(1)
Tier 1 capital	210,598	(f)	210,321	209,296	208,644	212,297		—	(1)
Total capital	228,693	(f)	229,027	228,320	227,933	232,794		—	(2)
Risk-weighted assets	1,438,848	(f)	1,438,747	1,466,095	1,435,825	1,443,019		—	—
CET1 capital ratio	12.9%	(f)	12.8%	12.5%	12.8%	13.0%
Tier 1 capital ratio	14.6	(f)	14.6	14.3	14.5	14.7
Total capital ratio	15.9	(f)	15.9	15.6	15.9	16.1

Leverage-based capital metrics
Adjusted average assets (b)	$2,552,621	(f)	$2,566,013	$2,539,183	$2,514,270	$2,521,889		(1)	1
Tier 1 leverage ratio	8.3%	(f)	8.2%	8.2%	8.3%	8.4%

Total leverage exposure (c)	3,235,294	(f)	3,255,296	3,234,103	3,204,463	3,211,053		(1)	1
SLR (c)	6.5%	(f)	6.5%	6.5%	6.5%	6.6%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$231,192		$231,390	$230,133	$229,625	$232,314		—	—
Less: Goodwill	47,483		47,488	47,499	47,507	47,309		—	—
Less: Other intangible assets	781		806	832	855	808		(3)	(3)
Add: Deferred tax liabilities (e)	2,239		2,227	2,216	2,204	3,271		1	(32)
Total tangible common equity	$185,167		$185,323	$184,018	$183,467	$187,468		—	(1)

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$230,439		$228,901	$227,615	$231,573	$231,861		1	(1)	$228,995	$229,937	—%
Less: Goodwill	47,490		47,494	47,504	47,376	47,309		—	—	47,496	47,297	—
Less: Other intangible assets	795		822	845	820	818		(3)	(3)	820	836	(2)
Add: Deferred tax liabilities (e)	2,233		2,221	2,210	2,738	3,262		1	(32)	2,221	3,243	(32)
Total tangible common equity	$184,387		$182,806	$181,476	$186,115	$186,996		1	(1)	$182,900	$185,047	(1)

INTANGIBLE ASSETS (period-end)
Goodwill	$47,483		$47,488	$47,499	$47,507	$47,309		—	—
Mortgage servicing rights	6,433		6,241	6,202	6,030	5,738		3	12
Other intangible assets	781		806	832	855	808		(3)	(3)
Total intangible assets	$54,697		$54,535	$54,533	$54,392	$53,855		—	2

(a)
Basel III sets forth two comprehensive approaches for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Dodd-Frank Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Capital Risk Management on pages 82-91 of the 2017 Annual Report, and on pages 43–47 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)
Effective January 1, 2018, the SLR was fully phased-in under Basel III. The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Ratios prior to March 31, 2018 were calculated under the Basel III Transitional rules.

(d)	For further discussion of TCE, see pages 28–29.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

(g)	The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q18 Change				2018 Change
	3Q18		2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
EARNINGS PER SHARE
Basic earnings per share
Net income	$8,380		$8,316	$8,712	$4,232	$6,732	1%	24%	$25,408	$20,209	26%
Less: Preferred stock dividends	379		379	409	428	412	—	(8)	1,167	1,235	(6)
Net income applicable to common equity	8,001		7,937	8,303	3,804	6,320	1	27	24,241	18,974	28
Less: Dividends and undistributed earnings allocated to
participating securities	53		57	65	30	58	(7)	(9)	174	188	(7)
Net income applicable to common stockholders	$7,948		$7,880	$8,238	$3,774	$6,262	1	27	$24,067	$18,786	28

Total weighted-average basic shares outstanding	3,376.1		3,415.2	3,458.3	3,489.7	3,534.7	(1)	(4)	3,416.5	3,570.9	(4)
Net income per share	$2.35		$2.31	$2.38	$1.08	$1.77	2	33	$7.04	$5.26	34

Diluted earnings per share
Net income applicable to common stockholders	$7,948		$7,880	$8,238	$3,774	$6,262	1	27	$24,067	$18,786	28
Total weighted-average basic shares outstanding	3,376.1		3,415.2	3,458.3	3,489.7	3,534.7	(1)	(4)	3,416.5	3,570.9	(4)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and unvested performance share units (“PSUs”)	18.2		19.5	21.2	22.5	24.9	(7)	(27)	19.7	26.1	(25)
Total weighted-average diluted shares outstanding	3,394.3		3,434.7	3,479.5	3,512.2	3,559.6	(1)	(5)	3,436.2	3,597.0	(4)
Net income per share	$2.34		$2.29	$2.37	$1.07	$1.76	2	33	$7.00	$5.22	34

COMMON DIVIDENDS
Cash dividends declared per share	$0.80	(c)	$0.56	$0.56	$0.56	$0.56	43	43	$1.92	$1.56	23
Dividend payout ratio	34%		24%	23%	51%	31%			27%	29%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	39.3		45.3	41.4	47.8	51.7	(13)	(24)	126.0	118.8	6
Average price paid per share of common stock	$112.41		$109.67	$112.78	$100.74	$92.02	2	22	$111.55	$89.22	25
Aggregate repurchases of common equity	4,416		4,968	4,671	4,808	4,763	(11)	(7)	14,055	10,602	33

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.0		0.6	19.8	2.5	0.9	67	11	21.4	22.8	(6)
Net impact of employee issuances on stockholders’ equity (b)	$244		$272	$(69)	$92	$238	(10)	3	$447	$537	(17)

(a)	On June 28, 2018, the Firm announced that it is authorized to repurchase up to $20.7 billion of common equity between July 1, 2018 and June 30, 2019, under a new equity repurchase program.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

(c)	On September 18, 2018, the Board of Directors increased the quarterly common stock dividend from $0.56 to $0.80 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$936	$875	$857	$884	$885	7%	6%	$2,668	$2,547	5%
Asset management, administration and commissions	626	591	575	568	543	6	15	1,792	1,644	9
Mortgage fees and related income	260	324	465	378	428	(20)	(39)	1,049	1,235	(15)
Card income	1,219	910	1,170	1,005	1,141	34	7	3,299	3,019	9
All other income	1,135	1,048	1,072	976	901	8	26	3,255	2,454	33
Noninterest revenue	4,176	3,748	4,139	3,811	3,898	11	7	12,063	10,899	11
Net interest income	9,114	8,749	8,458	8,259	8,135	4	12	26,321	23,516	12
TOTAL NET REVENUE	13,290	12,497	12,597	12,070	12,033	6	10	38,384	34,415	12

Provision for credit losses	980	1,108	1,317	1,231	1,517	(12)	(35)	3,405	4,341	(22)

NONINTEREST EXPENSE
Compensation expense (a)	2,635	2,621	2,660	2,555	2,548	1	3	7,916	7,578	4
Noncompensation expense (a)(b)	4,347	4,258	4,249	4,117	3,947	2	10	12,854	11,812	9
TOTAL NONINTEREST EXPENSE	6,982	6,879	6,909	6,672	6,495	1	7	20,770	19,390	7

Income before income tax expense	5,328	4,510	4,371	4,167	4,021	18	33	14,209	10,684	33
Income tax expense	1,242	1,098	1,045	1,536	1,468	13	(15)	3,385	3,920	(14)
NET INCOME	$4,086	$3,412	$3,326	$2,631	$2,553	20	60	$10,824	$6,764	60

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,385	$6,131	$5,722	$5,557	$5,408	4	18	$18,238	$15,547	17
Home Lending	1,306	1,347	1,509	1,442	1,558	(3)	(16)	4,162	4,513	(8)
Card, Merchant Services & Auto	5,599	5,019	5,366	5,071	5,067	12	10	15,984	14,355	11

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	108	93	95	185	158	16	(32)	296	451	(34)
Net mortgage servicing revenue (c)	152	231	370	193	270	(34)	(44)	753	784	(4)
Mortgage fees and related income	$260	$324	$465	$378	$428	(20)	(39)	$1,049	$1,235	(15)

FINANCIAL RATIOS
ROE	31%	26%	25%	19%	19%			27%	17%
Overhead ratio	53	55	55	55	54			54	56

(a)
Effective in the first quarter of 2018, certain operations staff were transferred from CCB to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote (c).

(b)
Included operating lease depreciation expense of $862 million, $827 million, $777 million, $726 million and $688 million for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively, and $2.5 billion and $1.9 billion for the nine months ended September 30, 2018, and 2017, respectively.

(c)
Included MSR risk management results of $(88) million, $(23) million, $17 million, $(110) million and $(23) million for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively, and

$(94) million and $(132) million for the nine months ended September 30, 2018, and 2017, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$560,432	$552,674	$540,659	$552,601	$537,459	1%	4%	$560,432	$537,459	4%

Loans:
Consumer & Business Banking	26,451	26,272	25,856	25,789	25,275	1	5	26,451	25,275	5
Home equity	37,461	39,033	40,777	42,751	44,542	(4)	(16)	37,461	44,542	(16)
Residential mortgage	205,389	202,205	199,548	197,339	195,134	2	5	205,389	195,134	5
Home Lending	242,850	241,238	240,325	240,090	239,676	1	1	242,850	239,676	1
Card	147,881	145,255	140,414	149,511	141,313	2	5	147,881	141,313	5
Auto	63,619	65,014	66,042	66,242	65,102	(2)	(2)	63,619	65,102	(2)
Student	—	—	—	—	47	—	NM	—	47	NM
Total loans	480,801	477,779	472,637	481,632	471,413	1	2	480,801	471,413	2
Core loans	425,917	419,295	409,296	415,167	401,648	2	6	425,917	401,648	6

Deposits	677,260	679,154	685,170	659,885	653,460	—	4	677,260	653,460	4
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$551,080	$544,642	$538,938	$538,311	$531,959	1	4	$544,931	$530,884	3

Loans:
Consumer & Business Banking	26,351	26,110	25,845	25,234	25,166	1	5	26,104	24,753	5
Home equity	38,211	39,898	41,786	43,624	45,424	(4)	(16)	39,951	47,333	(16)
Residential mortgage	204,689	201,587	198,653	197,032	192,805	2	6	201,665	187,954	7
Home Lending	242,900	241,485	240,439	240,656	238,229	1	2	241,616	235,287	3
Card	146,272	142,724	142,927	143,500	141,172	2	4	143,986	138,852	4
Auto	64,060	65,383	65,863	65,616	65,175	(2)	(2)	65,096	65,321	—
Student	—	—	—	12	58	—	NM	—	3,847	NM
Total loans	479,583	475,702	475,074	475,018	469,800	1	2	476,802	468,060	2
Core loans	422,582	414,120	410,147	406,935	398,319	2	6	415,662	389,103	7

Deposits	674,211	673,761	659,599	651,976	645,732	—	4	669,244	636,257	5
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount (a)(b)	129,891	131,945	133,408	133,721	134,151	(2)	(3)	129,891	134,151	(3)

(a)
Effective in the first quarter of 2018, certain operations staff were transferred from CCB to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote (c).

(b)	During the third quarter of 2018 approximately 1,200 employees transferred from CCB to CIB as part of the reorganization of the commercial card business.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q18 Change					2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17		2Q18	3Q17	2018	2017		2017
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$3,520	$3,854	$4,104	$4,084	$4,068		(9)%	(13)%	$3,520	$4,068		(13)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	68	50	53	73	71		36	(4)	171	184		(7)
Home equity	(12)	(7)	16	(4)	13		(71)	NM	(3)	67		NM
Residential mortgage	(105)	(149)	2	(13)	(2)		30	NM	(252)	(3)		NM
Home Lending	(117)	(156)	18	(17)	11		25	NM	(255)	64		NM
Card	1,073	1,164	1,170	1,074	1,019		(8)	5	3,407	3,049		12
Auto	56	50	76	86	116		12	(52)	182	245		(26)
Student	—	—	—	—	—		—	—	—	498	(h)	NM
Total net charge-offs/(recoveries)	$1,080	$1,108	$1,317	$1,216	$1,217	(g)	(3)	(11)	$3,505	$4,040	(h)	(13)
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	1.02%	0.77%	0.83%	1.15%	1.12%				0.88%	0.99%
Home equity (d)	(0.17)	(0.09)	0.21	(0.05)	0.15				(0.01)	0.25
Residential mortgage (d)	(0.22)	(0.33)	—	(0.03)	—				(0.18)	—
Home Lending (d)	(0.21)	(0.29)	0.03	(0.03)	0.02				(0.16)	0.04
Card	2.91	3.27	3.32	2.97	2.87				3.16	2.94
Auto	0.35	0.31	0.47	0.52	0.71				0.37	0.50
Student	—	—	—	—	—				—	NM
Total net charge-off/(recovery) rate (d)	0.95	1.00	1.20	1.09	1.10	(g)			1.05	1.25	(h)

30+ day delinquency rate
Home Lending (e)(f)	0.81%	0.86%	0.98%	1.19%	1.03%				0.81%	1.03%
Card	1.75	1.65	1.82	1.80	1.76				1.75	1.76
Auto	0.82	0.77	0.71	0.89	0.93				0.82	0.93
90+ day delinquency rate - Card	0.85	0.85	0.95	0.92	0.86				0.85	0.86

Allowance for loan losses
Consumer & Business Banking	$796	$796	$796	$796	$796		—	—	$796	$796		—
Home Lending, excluding PCI loans	1,003	1,003	1,003	1,003	1,153		—	(13)	1,003	1,153		(13)
Home Lending - PCI loans (c)	1,824	2,132	2,205	2,225	2,245		(14)	(19)	1,824	2,245		(19)
Card	5,034	4,884	4,884	4,884	4,684		3	7	5,034	4,684		7
Auto	464	464	464	464	499		—	(7)	464	499		(7)
Total allowance for loan losses (c)	$9,121	$9,279	$9,352	$9,372	$9,377		(2)	(3)	$9,121	$9,377		(3)

Note : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see pages 28–29.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as each of the pools is performing.

(b)
At September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $2.9 billion, $3.3 billion, $4.0 billion, $4.3 billion, and $4.0 billion, respectively. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs/(recoveries) and the net charge-off/(recovery) rates for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, excluded write-offs in the PCI portfolio of $58 million, $73 million, $20 million, $20 million and $20 million, respectively, and for the nine months ended September 30, 2018 and 2017 excluded $151 million and $66 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.12)%, (0.07)%, 0.16%, (0.04)% and 0.11%, respectively; (2) residential mortgage of (0.20)%, (0.30)%, –%, (0.03)%, and –%, respectively; (3) Home Lending of (0.19)%, (0.26)%, 0.03%, (0.03)% and 0.02%, respectively; and (4) total CCB of 0.89%, 0.93%, 1.12%, 1.02% and 1.03%, respectively. For the nine months ended September 30, 2018 and 2017, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.01)% and 0.19%, respectively; (2) residential mortgage of (0.17)% and –%, respectively; (3) Home Lending of (0.14)% and 0.04%, respectively; and (4) total CCB of 0.98% and 1.16%, respectively.

(e)
At September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, excluded mortgage loans insured by U.S. government agencies of $4.5 billion, $5.0 billion, $5.7 billion, $6.2 billion and $5.9 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 9.39%, 9.40%, 9.49%, 10.13% and 9.30% at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively.

(g)
Net charge-offs and net charge-off rates for the three months ended September 30, 2017 included $63 million of incremental charge-offs recorded in accordance with regulatory guidance regarding the timing of loss recognition for certain auto and residential real estate loans in bankruptcy and auto loans where assets were acquired in loan satisfaction.

(h)	Excluding net charge-offs of $467 million related to the student loan portfolio sale, the total net charge-off rate for the nine months ended September 30, 2017 would have been 1.10%.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												NINE MONTHS ENDED SEPTEMBER 30,
											3Q18 Change						2018 Change
	3Q18		2Q18		1Q18		4Q17		3Q17		2Q18	3Q17	2018		2017		2017
BUSINESS METRICS
Number of:
Branches	5,066		5,091		5,106		5,130		5,174		—%	(2)%	5,066		5,174		(2)%
Active digital customers (in thousands) (a)	48,664		47,952		47,911		46,694		46,349		1	5	48,664		46,349		5
Active mobile customers (in thousands) (b)	32,538		31,651		30,924		30,056		29,273		3	11	32,538		29,273		11

Debit and credit card sales volume (in billions)	$259.0		$255.0		$232.4		$245.1		$231.1		2	12	$746.4		$671.8		11

Consumer & Business Banking
Average deposits	$659,513		$659,772		$646,400		$637,160		$630,351		—	5	$655,276		$621,667		5
Deposit margin	2.43%		2.36%		2.20%		2.06%		2.02%				2.33%		1.95%
Business banking origination volume	$1,629		$1,921		$1,656		$1,798		$1,654		(15)	(2)	$5,206		$5,550		(6)
Client investment assets	298,405		283,731		276,183		273,325		262,513		5	14	298,405		262,513		14

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$10.6		$10.4		$8.3		$11.0		$10.6		2	—	$29.3		$29.3		—
Correspondent	11.9		11.1		9.9		13.4		16.3		7	(27)	32.9		43.9		(25)
Total mortgage origination volume (c)	$22.5		$21.5		$18.2		$24.4		$26.9		5	(16)	$62.2		$73.2		(15)
Total loans serviced (period-end)	$798.6		$802.6		$804.9		$816.1		$821.6		—	(3)	$798.6		$821.6		(3)
Third-party mortgage loans serviced (period-end)	526.5		533.0		539.0		553.5		556.9		(1)	(5)	526.5		556.9		(5)
MSR carrying value (period-end)	6.4		6.2		6.2		6.0		5.7		3	12	6.4		5.7		12
Ratio of MSR carrying value (period-end) to third-party
mortgage loans serviced (period-end)	1.22%		1.16%		1.15%		1.08%		1.02%				1.22%		1.02%
MSR revenue multiple (d)	3.49	x	3.31	x	3.19	x	3.09	x	2.91	x			3.49	x	2.91	x

Card, excluding Commercial Card
Credit card sales volume (in billions)	$176.0		$174.0		$157.1		$168.0		$157.7		1	12	$507.1		$454.2		12
New accounts opened	1.9		1.9		2.0		1.9		1.9		—	—	5.8		6.5		(11)

Card Services
Net revenue rate	11.50%		10.38%		11.61%		10.64%		10.95%				11.17%		10.55%

Merchant Services
Merchant processing volume (in billions)	$343.8		$330.8		$316.3		$321.4		$301.6		4	14	$990.9		$870.3		14

Auto
Loan and lease origination volume (in billions)	$8.1		$8.3		$8.4		$8.2		$8.8		(2)	(8)	$24.8		$25.1		(1)
Average auto operating lease assets	19,176		18,407		17,582		16,630		15,641		4	23	18,394		14,715		25

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $24.5 billion, $23.7 billion, $20.0 billion, $26.6 billion and $29.2 billion for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively, and $68.2 billion and $81.0 billion for the nine months ended September 30, 2018, and 2017, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q18 Change				2018 Change
	3Q18	2Q18	1Q18		4Q17		3Q17	2Q18	3Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Investment banking fees	$1,823	$2,139	$1,696		$1,798		$1,844	(15)%	(1)%	$5,658	$5,558	2%
Principal transactions	3,091	3,666	4,029		1,765		2,673	(16)	16	10,786	9,108	18
Lending- and deposit-related fees	373	382	381		382		374	(2)	—	1,136	1,149	(1)
Asset management, administration and commissions	1,130	1,155	1,131		1,046		1,041	(2)	9	3,416	3,161	8
All other income	88	190	680	(c)	(50)		187	(54)	(53)	958	622	54
Noninterest revenue	6,505	7,532	7,917		4,941		6,119	(14)	6	21,954	19,598	12
Net interest income	2,300	2,391	2,566		2,577		2,496	(4)	(8)	7,257	7,541	(4)
TOTAL NET REVENUE (a)	8,805	9,923	10,483		7,518	(d)	8,615	(11)	2	29,211	27,139	8

Provision for credit losses	(42)	58	(158)		130		(26)	NM	(62)	(142)	(175)	19

NONINTEREST EXPENSE
Compensation expense	2,402	2,720	3,036		1,997		2,284	(12)	5	8,158	7,534	8
Noncompensation expense	2,773	2,683	2,623		2,556		2,509	3	11	8,079	7,320	10
TOTAL NONINTEREST EXPENSE	5,175	5,403	5,659		4,553		4,793	(4)	8	16,237	14,854	9

Income before income tax expense	3,672	4,462	4,982		2,835		3,848	(18)	(5)	13,116	12,460	5
Income tax expense	1,046	1,264	1,008		519		1,302	(17)	(20)	3,318	3,963	(16)
NET INCOME	$2,626	$3,198	$3,974		$2,316	(d)	$2,546	(18)	3	$9,798	$8,497	15

FINANCIAL RATIOS
ROE	14%	17%	22%		12%		13%			18%	15%
Overhead ratio	59	54	54		61		56			56	55
Compensation expense as percentage of total net revenue	27	27	29		27		27			28	28

REVENUE BY BUSINESS
Investment Banking	$1,731	$1,949	$1,587		$1,677		$1,730	(11)	—	$5,267	$5,175	2
Treasury Services	1,183	1,181	1,116		1,078		1,058	—	12	3,480	3,094	12
Lending	331	321	302		336		331	3	—	954	1,093	(13)
Total Banking	3,245	3,451	3,005		3,091		3,119	(6)	4	9,701	9,362	4
Fixed Income Markets	2,844	3,453	4,553		2,217		3,164	(18)	(10)	10,850	10,595	2
Equity Markets	1,595	1,959	2,017		1,148		1,363	(19)	17	5,571	4,555	22
Securities Services	1,057	1,103	1,059		1,012		1,007	(4)	5	3,219	2,905	11
Credit Adjustments & Other (b)	64	(43)	(151)		50		(38)	NM	NM	(130)	(278)	53
Total Markets & Investor Services	5,560	6,472	7,478	(c)	4,427		5,496	(14)	1	19,510	17,777	10
TOTAL NET REVENUE	$8,805	$9,923	$10,483		$7,518	(d)	$8,615	(11)	2	$29,211	$27,139	8

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for further discussion.

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $354 million, $428 million, $405 million, $756 million and $505 million for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively and $1.2 billion and $1.6 billion for the nine months ended September 30, 2018 and 2017, respectively.

(b)
Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB and funding valuation adjustments (“FVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

(c)
The three months ended March 31, 2018 included $505 million of fair value gains related to the adoption of the recognition and measurement accounting guidance for certain equity investments previously held at cost.

(d)
The three months ended December 31, 2017 results reflect the estimated impact of the enactment of the TCJA including a decrease to net revenue of $259 million and a benefit to net income of $141 million.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Assets	$928,148	$908,954	$909,845	$826,384	$851,808	2%	9%	$928,148	$851,808	9%
Loans:
Loans retained (a)	117,084	116,645	112,626	108,765	106,955	—	9	117,084	106,955	9
Loans held-for-sale and loans at fair value	6,133	6,254	6,122	4,321	3,514	(2)	75	6,133	3,514	75
Total loans	123,217	122,899	118,748	113,086	110,469	—	12	123,217	110,469	12
Core loans	122,953	122,574	118,434	112,754	110,133	—	12	122,953	110,133	12

Equity	70,000	70,000	70,000	70,000	70,000	—	—	70,000	70,000	—

SELECTED BALANCE SHEET DATA (average)
Assets	$924,909	$937,217	$910,146	$866,293	$858,912	(1)	8	924,145	$853,948	8
Trading assets - debt and equity instruments	349,390	358,611	354,869	338,836	349,448	(3)	—	354,270	343,232	3
Trading assets - derivative receivables	62,025	60,623	60,161	56,140	55,875	2	11	60,943	56,575	8
Loans:
Loans retained (a)	115,390	113,950	109,355	107,263	107,829	1	7	112,921	108,741	4
Loans held-for-sale and loans at fair value	7,328	5,961	5,480	4,224	4,674	23	57	6,263	5,254	19
Total loans	122,718	119,911	114,835	111,487	112,503	2	9	119,184	113,995	5
Core loans	122,442	119,637	114,514	111,152	112,168	2	9	118,877	113,631	5

Equity	70,000	70,000	70,000	70,000	70,000	—	—	70,000	70,000	—

Headcount (b)	54,052	51,400	51,291	51,181	50,641	5	7	54,052	50,641	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(40)	$114	$20	$22	$20	NM	NM	$94	$49	92
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	318	352	668	812	437	(10)	(27)	318	437	(27)
Nonaccrual loans held-for-sale and loans at fair value	9	175	29	—	2	(95)	350	9	2	350
Total nonaccrual loans	327	527	697	812	439	(38)	(26)	327	439	(26)

Derivative receivables	90	112	132	130	164	(20)	(45)	90	164	(45)
Assets acquired in loan satisfactions	61	104	91	85	92	(41)	(34)	61	92	(34)
Total nonperforming assets	478	743	920	1,027	695	(36)	(31)	478	695	(31)
Allowance for credit losses:
Allowance for loan losses	1,068	1,043	1,128	1,379	1,253	2	(15)	1,068	1,253	(15)
Allowance for lending-related commitments	802	828	800	727	745	(3)	8	802	745	8
Total allowance for credit losses	1,870	1,871	1,928	2,106	1,998	—	(6)	1,870	1,998	(6)

Net charge-off/(recovery) rate (a)(d)	(0.14)%	0.40%	0.07%	0.08%	0.07%			0.11%	0.06%
Allowance for loan losses to period-end loans retained (a)	0.91	0.89	1.00	1.27	1.17			0.91	1.17
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (e)	1.27	1.27	1.46	1.92	1.79			1.27	1.79
Allowance for loan losses to nonaccrual loans retained (a)(c)	336	296	169	170	287			336	287
Nonaccrual loans to total period-end loans	0.27	0.43	0.59	0.72	0.40			0.27	0.40

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)	During the third quarter of 2018 approximately 1,200 employees transferred from CCB to CIB as part of the reorganization of the commercial card business.

(c)
Allowance for loan losses of $145 million, $141 million, $298 million, $316 million and $177 million were held against nonaccrual loans at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

(e)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
BUSINESS METRICS
Advisory	$581	$626	$575	$526	$620	(7)%	(6)%	$1,782	$1,624	10%
Equity underwriting	420	570	346	361	300	(26)	40	1,336	1,107	21
Debt underwriting	822	943	775	911	924	(13)	(11)	2,540	2,827	(10)
Total investment banking fees	$1,823	$2,139	$1,696	$1,798	$1,844	(15)	(1)	$5,658	$5,558	2

Assets under custody (“AUC”) (period-end) (in billions)	$24,403	$24,184	$24,026	$23,469	$22,738	1	7	$24,403	$22,738	7

Client deposits and other third-party liabilities (average) (a)	434,847	433,646	423,301	417,003	421,588	—	3	430,640	406,184	6

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$30	$31	$34	$28	$28	(3)	7
Foreign exchange	5	6	9	7	13	(17)	(62)
Equities	16	15	17	14	12	7	33
Commodities and other	9	7	5	6	6	29	50
Diversification benefit to CIB trading VaR (c)	(27)	(27)	(25)	(24)	(31)	—	13
CIB trading VaR (b)	33	32	40	31	28	3	18
Credit portfolio VaR (d)	3	4	3	4	5	(25)	(40)
Diversification benefit to CIB VaR (c)	(3)	(3)	(3)	(3)	(3)	—	—
CIB VaR	$33	$33	$40	$32	$30	—	10

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for further discussion.

(a)	Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 123–125 of the 2017 Annual Report, and pages 71-73 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018.

(c)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(d)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$216	$224	$226	$229	$223	(4)%	(3)%	$666	$690	(3)%
Asset management, administration and commissions	18	16	18	18	16	13	13	52	50	4
All other income (a)	342	393	305	501	353	(13)	(3)	1,040	1,034	1
Noninterest revenue	576	633	549	748	592	(9)	(3)	1,758	1,774	(1)
Net interest income	1,695	1,683	1,617	1,605	1,554	1	9	4,995	4,478	12
TOTAL NET REVENUE (b)	2,271	2,316	2,166	2,353	2,146	(2)	6	6,753	6,252	8

Provision for credit losses	(15)	43	(5)	(62)	(47)	NM	68	23	(214)	NM

NONINTEREST EXPENSE
Compensation expense (c)	432	415	421	378	386	4	12	1,268	1,156	10
Noncompensation expense (c)	421	429	423	534	414	(2)	2	1,273	1,259	1
TOTAL NONINTEREST EXPENSE	853	844	844	912	800	1	7	2,541	2,415	5

Income before income tax expense	1,433	1,429	1,327	1,503	1,393	—	3	4,189	4,051	3
Income tax expense	344	342	302	546	512	1	(33)	988	1,469	(33)
NET INCOME	$1,089	$1,087	$1,025	$957	$881	—	24	$3,201	$2,582	24

Revenue by product
Lending	$1,027	$1,026	$999	$1,049	$1,030	—	—	$3,052	$3,045	—
Treasury services	1,021	1,026	972	921	873	—	17	3,019	2,523	20
Investment banking (d)	206	254	184	204	196	(19)	5	644	601	7
Other	17	10	11	179	47	70	(64)	38	83	(54)
Total Commercial Banking net revenue (b)	$2,271	$2,316	$2,166	$2,353	$2,146	(2)	6	$6,753	$6,252	8

Investment banking revenue, gross (e)	$581	$739	$569	$608	$578	(21)	1	$1,889	$1,777	6

Revenue by client segment
Middle Market Banking	$935	$919	$895	$870	$848	2	10	$2,749	$2,471	11
Corporate Client Banking	749	807	687	711	688	(7)	9	2,243	2,016	11
Commercial Term Lending	339	344	352	356	367	(1)	(8)	1,035	1,098	(6)
Real Estate Banking	175	170	164	166	157	3	11	509	438	16
Other	73	76	68	250	86	(4)	(15)	217	229	(5)
Total Commercial Banking net revenue (b)	$2,271	$2,316	$2,166	$2,353	$2,146	(2)	6	$6,753	$6,252	8

FINANCIAL RATIOS
ROE	21%	21%	20%	18%	17%			20%	16%
Overhead ratio	38	36	39	39	37			38	39

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activities of $107 million, $106 million, $103 million, $304 million and $143 million for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively and $316 million and $395 million for the nine months ended September 30, 2018 and 2017, respectively. The three months ended December 31, 2017 results reflect the estimated impact of the enactment of the TCJA including a benefit to other revenue of $115 million on certain investments in the Community Development Banking business.

(c)
Effective in the first quarter of 2018, certain operations and compliance staff were transferred from CCB and Corporate, respectively, to CB. As a result, expense for this staff is now reflected in CB’s compensation expense with a corresponding adjustment for expense allocations reflected in noncompensation expense. CB’s, Corporate’s and CCB’s previously reported headcount, compensation expense and noncompensation expense have been revised to reflect this transfer.

(d)	Includes total Firm revenue from investment banking products sold to CB clients, net of revenue sharing with the CIB.

(e)
Represents total Firm revenue from investment banking products sold to CB clients. As a result of the adoption of the revenue recognition guidance prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$217,194	$220,232	$220,880	$221,228	$220,064	(1)%	(1)%	$217,194	$220,064	(1)%
Loans:
Loans retained	205,177	205,834	202,812	202,400	201,463	—	2	205,177	201,463	2
Loans held-for-sale and loans at fair value	405	1,576	2,473	1,286	764	(74)	(47)	405	764	(47)
Total loans	$205,582	$207,410	$205,285	$203,686	$202,227	(1)	2	$205,582	$202,227	2
Core loans	205,418	207,238	205,087	203,469	201,999	(1)	2	205,418	201,999	2
Equity	20,000	20,000	20,000	20,000	20,000	—	—	20,000	20,000	—

Period-end loans by client segment
Middle Market Banking	$57,324	$58,301	$57,835	$56,965	$56,192	(2)	2	$57,324	$56,192	2
Corporate Client Banking	46,890	48,885	47,562	46,963	47,682	(4)	(2)	46,890	47,682	(2)
Commercial Term Lending	76,201	75,621	75,052	74,901	74,349	1	2	76,201	74,349	2
Real Estate Banking	18,013	17,458	17,709	17,796	17,127	3	5	18,013	17,127	5
Other	7,154	7,145	7,127	7,061	6,877	—	4	7,154	6,877	4
Total Commercial Banking loans	$205,582	$207,410	$205,285	$203,686	$202,227	(1)	2	$205,582	$202,227	2

SELECTED BALANCE SHEET DATA (average)
Total assets	$219,232	$218,396	$217,159	$218,452	$218,196	—	—	$218,270	$216,574	1
Loans:
Loans retained	205,603	204,239	201,966	201,948	199,487	1	3	203,950	195,604	4
Loans held-for-sale and loans at fair value	1,617	1,381	406	844	675	17	140	1,139	931	22
Total loans	$207,220	$205,620	$202,372	$202,792	$200,162	1	4	$205,089	$196,535	4
Core loans	207,052	205,440	202,161	202,569	199,920	1	4	204,902	196,254	4
Client deposits and other third-party liabilities	168,169	170,745	175,618	181,815	176,218	(2)	(5)	171,483	175,402	(2)
Equity	20,000	20,000	20,000	20,000	20,000	—	—	20,000	20,000	—

Average loans by client segment
Middle Market Banking	$57,258	$57,346	$56,754	$56,170	$55,782	—	3	$57,121	$55,239	3
Corporate Client Banking	49,004	48,150	45,760	47,585	46,451	2	5	47,650	45,516	5
Commercial Term Lending	75,919	75,307	74,942	74,577	74,136	1	2	75,393	73,041	3
Real Estate Banking	17,861	17,614	17,845	17,474	16,936	1	5	17,774	16,205	10
Other	7,178	7,203	7,071	6,986	6,857	—	5	7,151	6,534	9
Total Commercial Banking loans	$207,220	$205,620	$202,372	$202,792	$200,162	1	4	$205,089	$196,535	4

Headcount (a)	10,937	10,579	10,372	10,061	10,014	3	9	10,937	10,014	9

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(18)	$34	$—	$22	$19	NM	NM	$16	$17	(6)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	452	546	666	617	744	(17)	(39)	452	744	(39)
Nonaccrual loans held-for-sale and loans
at fair value	5	—	—	—	—	NM	NM	5	—	NM
Total nonaccrual loans	457	546	666	617	744	(16)	(39)	457	744	(39)

Assets acquired in loan satisfactions	2	2	1	3	3	—	(33)	2	3	(33)
Total nonperforming assets	459	548	667	620	747	(16)	(39)	459	747	(39)
Allowance for credit losses:
Allowance for loan losses	2,619	2,622	2,591	2,558	2,620	—	—	2,619	2,620	—
Allowance for lending-related commitments	249	243	263	300	323	2	(23)	249	323	(23)
Total allowance for credit losses	2,868	2,865	2,854	2,858	2,943	—	(3)	2,868	2,943	(3)

Net charge-off/(recovery) rate (c)	(0.03)%	0.07%	—%	0.04%	0.04%			0.01%	0.01%
Allowance for loan losses to period-end loans retained	1.28	1.27	1.28	1.26	1.30			1.28	1.30
Allowance for loan losses to nonaccrual loans retained (b)	579	480	389	415	352			579	352
Nonaccrual loans to period-end total loans	0.22	0.26	0.32	0.30	0.37			0.22	0.37

(a)
Effective in the first quarter of 2018, certain operations and compliance staff were transferred from CCB and Corporate, respectively, to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote (c).

(b)
Allowance for loan losses of $105 million, $126 million, $116 million, $92 million and $128 million was held against nonaccrual loans retained at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,563	$2,532	$2,528	$2,651	$2,466	1%	4%	$7,623	$7,205	6%
All other income	117	155	102	128	151	(25)	(23)	374	472	(21)
Noninterest revenue	2,680	2,687	2,630	2,779	2,617	—	2	7,997	7,677	4
Net interest income	879	885	876	859	855	(1)	3	2,640	2,520	5
TOTAL NET REVENUE	3,559	3,572	3,506	3,638	3,472	—	3	10,637	10,197	4

Provision for credit losses	23	2	15	9	8	NM	188	40	30	33

NONINTEREST EXPENSE
Compensation expense	1,391	1,329	1,392	1,389	1,319	5	5	4,112	3,928	5
Noncompensation expense	1,194	1,237	1,189	1,223	1,089	(3)	10	3,620	3,678	(2)
TOTAL NONINTEREST EXPENSE	2,585	2,566	2,581	2,612	2,408	1	7	7,732	7,606	2

Income before income tax expense	951	1,004	910	1,017	1,056	(5)	(10)	2,865	2,561	12
Income tax expense	227	249	140	363	382	(9)	(41)	616	878	(30)
NET INCOME	$724	$755	$770	$654	$674	(4)	7	$2,249	$1,683	34

REVENUE BY LINE OF BUSINESS
Asset Management	$1,827	$1,826	$1,787	$1,969	$1,814	—	1	$5,440	$5,288	3
Wealth Management	1,732	1,746	1,719	1,669	1,658	(1)	4	5,197	4,909	6
TOTAL NET REVENUE	$3,559	$3,572	$3,506	$3,638	$3,472	—	3	$10,637	$10,197	4

FINANCIAL RATIOS
ROE	31%	33%	34%	28%	29%			32%	24%
Overhead ratio	73	72	74	72	69			73	75
Pretax margin ratio:
Asset Management	27	28	26	29	29			27	19
Wealth Management	26	28	26	27	32			27	31
Asset & Wealth Management	27	28	26	28	30			27	25

Headcount	23,747	23,141	23,268	22,975	22,685	3	5	23,747	22,685	5

Number of Wealth Management client advisors	2,808	2,644	2,640	2,605	2,581	6	9	2,808	2,581	9

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for further discussion.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$166,716	$161,474	$158,439	$151,909	$149,170	3%	12%	$166,716	$149,170	12%
Loans	143,162	138,606	136,030	130,640	128,038	3	12	143,162	128,038	12
Core loans	143,162	138,606	136,030	130,640	128,038	3	12	143,162	128,038	12
Deposits	130,497	131,511	147,238	146,407	141,409	(1)	(8)	130,497	141,409	(8)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$161,982	$158,244	$154,345	$149,147	$146,388	2	11	$158,218	$142,541	11
Loans	140,558	136,710	132,634	127,802	125,445	3	12	136,663	122,002	12
Core loans	140,558	136,710	132,634	127,802	125,445	3	12	136,663	122,002	12
Deposits	133,021	139,557	144,199	142,069	144,496	(5)	(8)	138,885	151,311	(8)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$11	$(5)	$1	$4	$5	NM	120	$7	$10	(30)
Nonaccrual loans	285	323	359	375	337	(12)	(15)	285	337	(15)
Allowance for credit losses:
Allowance for loan losses	317	304	301	290	285	4	11	317	285	11
Allowance for lending-related commitments	15	15	13	10	10	—	50	15	10	50
Total allowance for credit losses	332	319	314	300	295	4	13	332	295	13
Net charge-off/(recovery) rate	0.03%	(0.01)%	—%	0.01%	0.02%			0.01%	0.01%
Allowance for loan losses to period-end loans	0.22	0.22	0.22	0.22	0.22			0.22	0.22
Allowance for loan losses to nonaccrual loans	111	94	84	77	85			111	85
Nonaccrual loans to period-end loans	0.20	0.23	0.26	0.29	0.26			0.20	0.26

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2018
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2018 Change
CLIENT ASSETS	2018	2018	2018	2017	2017	2018	2017	2018	2017	2017
Assets by asset class
Liquidity	$463	$448	$432	$459	$441	3%	5%	$463	$441	5%
Fixed income	457	452	467	474	461	1	(1)	457	461	(1)
Equity	452	435	432	428	405	4	12	452	405	12
Multi-asset and alternatives	705	693	685	673	638	2	11	705	638	11
TOTAL ASSETS UNDER MANAGEMENT	2,077	2,028	2,016	2,034	1,945	2	7	2,077	1,945	7
Custody/brokerage/administration/deposits	790	771	772	755	733	2	8	790	733	8
TOTAL CLIENT ASSETS	$2,867	$2,799	$2,788	$2,789	$2,678	2	7	$2,867	$2,678	7

Memo:
Alternatives client assets (a)	$172	$172	$169	$166	$161	—	7	$172	$161	7

Assets by client segment
Private Banking	$576	$551	$537	$526	$507	5	14	$576	$507	14
Institutional	945	934	937	968	921	1	3	945	921	3
Retail	556	543	542	540	517	2	8	556	517	8
TOTAL ASSETS UNDER MANAGEMENT	$2,077	$2,028	$2,016	$2,034	$1,945	2	7	$2,077	$1,945	7

Private Banking	$1,339	$1,298	$1,285	$1,256	$1,217	3	10	$1,339	$1,217	10
Institutional	967	956	958	990	941	1	3	967	941	3
Retail	561	545	545	543	520	3	8	561	520	8
TOTAL CLIENT ASSETS	$2,867	$2,799	$2,788	$2,789	$2,678	2	7	$2,867	$2,678	7

Assets under management rollforward
Beginning balance	$2,028	$2,016	$2,034	$1,945	$1,876			$2,034	$1,771
Net asset flows:
Liquidity	14	17	(21)	10	5			10	(1)
Fixed income	3	(7)	(5)	12	17			(9)	24
Equity	1	2	5	1	(5)			8	(12)
Multi-asset and alternatives	4	9	16	17	9			29	26
Market/performance/other impacts	27	(9)	(13)	49	43			5	137
Ending balance	$2,077	$2,028	$2,016	$2,034	$1,945			$2,077	$1,945

Client assets rollforward
Beginning balance	$2,799	$2,788	$2,789	$2,678	$2,598			$2,789	$2,453
Net asset flows	33	11	14	56	25			58	37
Market/performance/other impacts	35	—	(15)	55	55			20	188
Ending balance	$2,867	$2,799	$2,788	$2,789	$2,678			$2,867	$2,678

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q18 Change					2018 Change
	3Q18	2Q18	1Q18		4Q17		3Q17	2Q18	3Q17	2018	2017		2017
INCOME STATEMENT
REVENUE
Principal transactions	$(161)	$83	$(144)		$123		$(2)	NM	NM	$(222)	$161		NM
Securities gains/(losses)	(46)	(80)	(245)		(29)		—	43	NM	(371)	(37)		NM
All other income	30	139	204		28		111	(78)	(73)	373	839	(g)	(56)
Noninterest revenue	(177)	142	(185)		122		109	NM	NM	(220)	963		NM
Net interest income	74	(62)	(47)		53		77	NM	(4)	(35)	2		NM
TOTAL NET REVENUE (a)	(103)	80	(232)		175		186	NM	NM	(255)	965		NM

Provision for credit losses	2	(1)	(4)		—		—	NM	NM	(3)	—		NM

NONINTEREST EXPENSE (b)	28	279	87		146		74	(90)	(62)	394	355		11
Income/(loss) before income tax expense/(benefit)	(133)	(198)	(315)		29		112	33	NM	(646)	610		NM
Income tax expense/(benefit)	12	(62)	68		2,355	(f)	34	NM	(65)	18	(73)		NM
NET INCOME/(LOSS)	$(145)	$(136)	$(383)		$(2,326)		$78	(7)	NM	$(664)	$683		NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	186	87	(38)		222		265	114	(30)	235	344		(32)
Other Corporate	(289)	(7)	(194)		(47)		(79)	NM	(266)	(490)	621		NM
TOTAL NET REVENUE	$(103)	$80	$(232)		$175		$186	NM	NM	$(255)	$965		NM

NET INCOME/(LOSS)
Treasury and CIO	96	(153)	(187)		66		75	NM	28	(244)	(6)		NM
Other Corporate	(241)	17	(196)		(2,392)		3	NM	NM	(420)	689		NM
TOTAL NET INCOME/(LOSS)	$(145)	$(136)	$(383)		$(2,326)		$78	(7)	NM	$(664)	$683		NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$742,693	$746,716	$779,962		$781,478		$804,573	(1)	(8)	$742,693	$804,573		(8)
Loans	1,556	1,720	1,724		1,653		1,614	(10)	(4)	1,556	1,614		(4)
Core loans (c)	1,556	1,720	1,689		1,653		1,614	(10)	(4)	1,556	1,614		(4)

Headcount (d)	36,686	35,877	35,368		34,601		34,012	2	8	36,686	34,012		8

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Securities gains/(losses)	$(46)	$(80)	$(245)		$(29)		$—	43%	NM	$(371)	$(49)		NM
Available-for-sale (“AFS”) investment securities (average)	197,230	200,232	204,323	(e)	205,252		212,633	(1)	(7)	200,569	224,094		(10)
Held-to-maturity (“HTM”) investment securities (average)	31,232	30,304	34,020	(e)	47,115		47,034	3	(34)	31,842	48,201		(34)
Investment securities portfolio (average)	$228,462	$230,536	$238,343		$252,367		$259,667	(1)	(12)	$232,411	$272,295		(15)
AFS investment securities (period-end)	198,523	200,434	207,703	(e)	200,247		214,257	(1)	(7)	198,523	214,257		(7)
HTM investment securities (period-end)	31,368	31,006	29,042	(e)	47,733		47,079	1	(33)	31,368	47,079		(33)
Investment securities portfolio (period-end)	$229,891	$231,440	$236,745		$247,980		$261,336	(1)	(12)	$229,891	$261,336		(12)

(a)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $94 million, $95 million, $98 million, $224 million, and $216 million for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively and $287 million and $681 million for the nine months ended September 30, 2018, and 2017, respectively.

(b)
Included legal expense/(benefit) of $(175) million, $(8) million, $(42) million, $(233) million and $(148) million for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively and $(225) million and $(360) million for the nine months ended September 30, 2018, and 2017, respectively.

(c)
Average core loans were $1.6 billion, $1.7 billion, $1.6 billion, $1.7 billion, and $1.7 billion for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively and $1.7 billion and $1.6 billion for the nine months ended September 30, 2018, and 2017, respectively.

(d)
Effective in the first quarter of 2018, certain compliance staff were transferred from Corporate to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote (c).

(e)
In accordance with the hedge accounting guidance adopted, the Firm elected to transfer certain securities from HTM to AFS during the first quarter of 2018. Refer to note on page 29 for additional information.

(f)	The three months ended December 31, 2017 include a $2.7 billion increase to income tax expense reflecting the estimated impact of the enactment of the TCJA.

(g)	Included revenue related to a legal settlement of $645 million for the nine months ended September 30, 2017.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
								Sep 30, 2018
								Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,		Sep 30,		Jun 30,	Sep 30,
	2018	2018	2018	2017		2017		2018	2017
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$350,749	$347,610	$343,738	$341,977		$337,592		1%	4%
Loans - PCI	25,209	26,977	29,505	30,576		31,821		(7)	(21)
Total loans retained	375,958	374,587	373,243	372,553		369,413		—	2
Loans held-for-sale	104	110	152	128		188		(5)	(45)
Total consumer, excluding credit card loans	376,062	374,697	373,395	372,681		369,601		—	2

Credit card loans
Loans retained	147,856	145,221	140,348	149,387		141,200		2	5
Loans held-for-sale	25	34	66	124		113		(26)	(78)
Total credit card loans	147,881	145,255	140,414	149,511		141,313		2	5
Total consumer loans	523,943	519,952	513,809	522,192		510,914		1	3

Wholesale loans (b)
Loans retained	423,837	420,632	412,020	402,898		398,569		1	6
Loans held-for-sale and loans at fair value	6,538	7,830	8,595	5,607		4,278		(17)	53
Total wholesale loans	430,375	428,462	420,615	408,505		402,847		—	7

Total loans	954,318	948,414	934,424	930,697		913,761		1	4
Derivative receivables	60,062	58,510	56,914	56,523		58,260		3	3
Receivables from customers and other (c)	26,137	27,607	27,996	26,272		19,350		(5)	35
Total credit-related assets	1,040,517	1,034,531	1,019,334	1,013,492		991,371		1	5

Lending-related commitments
Consumer, excluding credit card	50,630	51,784	49,516	48,553	(f)	52,796	(f)	(2)	(4)
Credit card	600,728	592,452	588,232	572,831		574,641		1	5
Wholesale	395,916	401,757	384,275	370,098		372,380		(1)	6
Total lending-related commitments	1,047,274	1,045,993	1,022,023	991,482		999,817		—	5

Total credit exposure	$2,087,791	$2,080,524	$2,041,357	$2,004,974		$1,991,188		—	5

Memo: Total by category
Consumer exposure (d)	$1,175,456	$1,164,341	$1,151,698	$1,143,709		$1,138,483		1	3
Wholesale exposures (e)	912,335	916,183	889,659	861,265		852,705		—	7
Total credit exposure	$2,087,791	$2,080,524	$2,041,357	$2,004,974		$1,991,188		—	5

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see pages 28–29.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AWM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AWM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent held-for-investment margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans, lending-related commitments, and receivables from customers and other.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

(f)	The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2018
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2018	2018	2018	2017	2017	2018	2017
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$3,636	$3,979	$4,260	$4,209	$4,161	(9)	(13)

Wholesale nonaccrual loans
Loans retained	994	1,156	1,594	1,734	1,470	(14)	(32)
Loans held-for-sale and loans at fair value	14	175	29	—	2	(92)	NM
Total wholesale nonaccrual loans	1,008	1,331	1,623	1,734	1,472	(24)	(32)

Total nonaccrual loans	4,644	5,310	5,883	5,943	5,633	(13)	(18)

Derivative receivables	90	112	132	130	164	(20)	(45)
Assets acquired in loan satisfactions	300	345	349	353	357	(13)	(16)
Total nonperforming assets	5,034	5,767	6,364	6,426	6,154	(13)	(18)
Wholesale lending-related commitments (d)	252	712	746	731	764	(65)	(67)
Total nonperforming exposure	$5,286	$6,479	$7,110	$7,157	$6,918	(18)	(24)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.49%	0.56%	0.63%	0.64%	0.62%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	0.97	1.06	1.14	1.13	1.13
Total wholesale nonaccrual loans to total
wholesale loans	0.23	0.31	0.39	0.42	0.37

(a)
At September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $2.9 billion, $3.3 billion, $4.0 billion, $4.3 billion and $4.0 billion, respectively, that are 90 or more days past due; and (2) real estate owned (“REO”) insured by U.S. government agencies of $78 million, $84 million, $94 million, $95 million and $99 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)	Included nonaccrual loans held-for-sale of $– , $–, $34 million, $– and $3 million at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q18 Change					2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17		2Q18	3Q17	2018	2017		2017
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,250	$13,375	$13,604	$13,539	$13,363		(1)%	(1)%	$13,604	$13,776		(1)%
Net charge-offs:
Gross charge-offs	1,459	1,718	1,640	1,535	1,550		(15)	(6)	4,817	4,977		(3)
Gross recoveries	(426)	(466)	(305)	(271)	(285)		9	(49)	(1,197)	(854)		(40)
Net charge-offs	1,033	1,252	1,335	1,264	1,265	(c)	(17)	(18)	3,620	4,123		(12)
Write-offs of PCI loans (a)	58	73	20	20	20		(21)	190	151	66		129
Provision for loan losses	968	1,199	1,127	1,349	1,460		(19)	(34)	3,294	3,951		(17)
Other	1	1	(1)	—	1		—	—	1	1		—
Ending balance	$13,128	$13,250	$13,375	$13,604	$13,539		(1)	(3)	$13,128	$13,539		(3)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,117	$1,107	$1,068	$1,109	$1,117		1	—	$1,068	$1,078		(1)
Provision for lending-related commitments	(20)	11	38	(41)	(8)		NM	(150)	29	31		(6)
Other	—	(1)	1	—	—		NM	—	—	—		—
Ending balance	$1,097	$1,117	$1,107	$1,068	$1,109		(2)	(1)	$1,097	$1,109		(1)

Total allowance for credit losses	$14,225	$14,367	$14,482	$14,672	$14,648		(1)	(3)	$14,225	$14,648		(3)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.01%	(0.06)%	0.16%	0.15%	0.22%				0.03%	0.37%	(d)
Credit card retained loans	2.91	3.27	3.32	2.97	2.87				3.16	2.94
Total consumer retained loans	0.82	0.86	1.04	0.94	0.95				0.90	1.07	(d)
Wholesale retained loans	(0.04)	0.14	0.02	0.05	0.04				0.04	0.03
Total retained loans	0.43	0.54	0.59	0.55	0.56	(c)			0.52	0.62	(d)
Consumer retained loans, excluding credit card and
PCI loans	0.01	(0.07)	0.17	0.17	0.24				0.04	0.40	(d)
Consumer retained loans, excluding PCI loans	0.86	0.91	1.10	1.00	1.02				0.96	1.15	(d)
Total retained, excluding PCI loans	0.45	0.56	0.61	0.57	0.58	(c)			0.54	0.64	(d)

Memo: Average retained loans
Consumer retained, excluding credit card loans	$375,742	$374,377	$372,739	$371,068	$367,411		—	2	$374,298	$365,359		2
Credit card retained loans	146,244	142,685	142,830	143,388	141,061		2	4	143,931	138,749		4
Total average retained consumer loans	521,986	517,062	515,569	514,456	508,472		1	3	518,229	504,108		3
Wholesale retained loans	420,597	414,980	404,859	398,795	395,420		1	6	413,537	390,062		6
Total average retained loans	$942,583	$932,042	$920,428	$913,251	$903,892		1	4	$931,766	$894,170		4

Consumer retained, excluding credit card and
PCI loans	$349,367	$345,601	$342,690	$339,860	$334,987		1	4	$345,912	$331,635		4
Consumer retained, excluding PCI loans	495,611	488,286	485,520	483,248	476,048		2	4	489,843	470,384		4
Total retained, excluding PCI loans	916,205	903,263	890,376	882,040	871,465		1	5	903,377	860,443		5

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(c)
Net charge-offs and net charge-off rates for the three months ended September 30, 2017 included $63 million of incremental charge-offs recorded in accordance with regulatory guidance regarding the timing of loss recognition for certain auto and residential real estate loans in bankruptcy and auto loans where assets were acquired in loan satisfaction.

(d)
During the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale, resulting in a write-down of the portfolio to the estimated fair value at the time of the transfer. For the nine months ended September 30, 2017, excluding net charge-offs of $467 million related to the transfer, the net charge-off rate for Consumer retained, excluding credit card loans, would have been 0.20%; Total consumer retained loans would have been 0.95%; Total retained loans would have been 0.55%; Consumer retained, excluding credit card loans and PCI loans would have been 0.22%; Total consumer retained loans excluding PCI loans would have been 1.02%; and Total retained, excluding PCI loans would have been 0.57%.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2018
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2018	2018	2018	2017	2017	2018	2017
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$204	$226	$266	$246	$271	(10)%	(25)%
Formula-based	2,154	2,130	2,089	2,108	2,266	1	(5)
PCI	1,824	2,132	2,205	2,225	2,245	(14)	(19)
Total consumer, excluding credit card	4,182	4,488	4,560	4,579	4,782	(7)	(13)
Credit card
Asset-specific (b)	421	402	393	383	376	5	12
Formula-based	4,613	4,482	4,491	4,501	4,308	3	7
Total credit card	5,034	4,884	4,884	4,884	4,684	3	7
Total consumer	9,216	9,372	9,444	9,463	9,466	(2)	(3)
Wholesale
Asset-specific (a)	280	318	474	461	363	(12)	(23)
Formula-based	3,632	3,560	3,457	3,680	3,710	2	(2)
Total wholesale	3,912	3,878	3,931	4,141	4,073	1	(4)
Total allowance for loan losses	13,128	13,250	13,375	13,604	13,539	(1)	(3)
Allowance for lending-related commitments	1,097	1,117	1,107	1,068	1,109	(2)	(1)
Total allowance for credit losses	$14,225	$14,367	$14,482	$14,672	$14,648	(1)	(3)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.11%	1.20%	1.22%	1.23%	1.29%
Credit card allowance to total credit card retained loans	3.40	3.36	3.48	3.27	3.32
Wholesale allowance to total wholesale retained loans	0.92	0.92	0.95	1.03	1.02
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	0.99	1.00	1.04	1.12	1.12
Total allowance to total retained loans	1.39	1.41	1.44	1.47	1.49
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	115	113	108	109	115
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	175	163	146	147	157
Wholesale allowance to wholesale retained nonaccrual loans	394	335	247	239	277
Total allowance to total retained nonaccrual loans	284	258	230	229	241

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.67	0.68	0.69	0.69	0.75
Total allowance to total retained loans	1.23	1.22	1.25	1.27	1.29
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	65	59	56	56	61
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	135	121	108	109	117
Total allowance to total retained nonaccrual loans	244	217	192	191	201

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 25.

JPMORGAN CHASE & CO.
NOTES INCLUDING NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)
CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

(e)In addition to reviewing net interest income and the net interest yield on a managed basis, management also reviews these metrics excluding CIB’s Markets businesses to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics are referred to as non-markets related net interest income and net yield. CIB’s Markets businesses are Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets related net interest income and net yield provide investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change				2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	2018	2017	2017
NET INTEREST INCOME EXCLUDING CIB’s MARKETS
Net interest income - managed basis(a)(b)	$14,062	$13,646	$13,470	$13,353	$13,117	3%	7%	$41,178	$38,057	8%
Less: CIB Markets net interest income	704	754	1,030	1,121	1,070	(7)	(34)	2,488	3,509	(29)
Net interest income excluding CIB Markets(a)	$13,358	$12,892	$12,440	$12,232	$12,047	4	11	$38,690	$34,548	12

Average interest-earning assets	2,220,258	2,222,277	2,203,413	2,189,707	2,194,174	—%	1%	2,215,377	2,177,520	2%
Less: Average CIB Markets interest-earning assets	$613,737	$611,432	$591,547	$558,021	$544,867	—	13	$605,653	$535,044	13
Average interest-earning assets excluding CIB Markets	$1,606,521	$1,610,845	$1,611,866	$1,631,686	$1,649,307	—	(3)	$1,609,724	$1,642,476	(2)

Net interest yield on average interest-earning assets - managed basis	2.51%	2.46%	2.48%	2.42%	2.37%			2.49%	2.34%
Net interest yield on average CIB Markets interest-earning assets	0.46%	0.49%	0.71%	0.80%	0.78%			0.55%	0.88%
Net interest yield on average interest-earning assets excluding CIB Markets	3.30%	3.21%	3.13%	2.97%	2.90%			3.21%	2.81%

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) For a reconciliation of net interest income on a reported and managed basis, refer to reconciliation from reported U.S. GAAP results to managed basis on page 7.

JPMORGAN CHASE & CO.
NOTES INCLUDING NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

Financial Accounting Standards Board (“FASB”) Standards Adopted January 1, 2018

(a)
Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and prior period amounts were revised accordingly; the most significant of which was revenue recognition. The revenue recognition guidance requires gross presentation of certain costs that were previously offset against revenue. This change resulted in both noninterest revenue and noninterest expense increasing by $304 million and $252 million for the three months ended December 31, 2017 and September 30, 2017, respectively, and $777 million for the nine months ended September 30, 2017, with no impact to net income. For additional information, including the impacts of each of the new accounting standards, see pages 29-30 of the Firm’s Earnings Release Financial Supplement for the quarterly period ended March 31, 2018.